Exhibit 99.1

Canopy Growth to Acquire The Supreme Cannabis Company

TORONTO, and SMITH FALLS, ON April 8, 2021 – Canopy Growth Corporation (“Canopy”) (TSX: WEED, NASDAQ: CGC) and The Supreme Cannabis Company, Inc. (“Supreme Cannabis” or “Supreme”) (TSX: FIRE) (OTCQX: SPRWF) (FRA: 53S1) are pleased to announce that they have entered into a definitive arrangement agreement (the “Arrangement Agreement”) under which Canopy will acquire all of Supreme Cannabis’ issued and outstanding common shares (the “Supreme Cannabis Shares”) in a transaction valued at approximately $435 million on a fully-diluted basis (the “Transaction”).

Under the terms of the Arrangement Agreement, Supreme Cannabis shareholders will receive 0.01165872 of a Canopy common share (the “Exchange Ratio”) and $0.0001 in cash in exchange for each Supreme Cannabis Share held. The Transaction provides Supreme Cannabis shareholders with a premium per Supreme Cannabis Share of approximately 66% based on the closing prices of the Supreme Cannabis Shares and Canopy common shares on the Toronto Stock Exchange (the “TSX”) as of April 7, 2021.

The Transaction is expected to provide several benefits to both Canopy and Supreme Cannabis shareholders. Notably, following completion of the acquisition, Canopy will possess a strengthened brand portfolio including one of Canada’s leading premium brands, 7ACRES. Brand growth is anticipated with distribution supported by Canopy’s robust sales and distribution network as well as superior consumer insights and R&D capabilities. In addition to receiving a market premium, Supreme Cannabis shareholders will also benefit from Canopy’s US CBD business and conditional positioning for continued exposure to the US market expansion. Further value will be derived through the scalable Kincardine, Ontario production facility, which has a demonstrated record of producing premium flower at low cost.

Key Transaction Highlights

•

Solidifies Canopy’s leadership position in the Canadian recreational market, well-positioned for growth: The Transaction combines Canopy’s preeminent position with Supreme Cannabis’ Top-10 position in Canada to create a pro forma Canadian recreational market share of 13.6%(1), including 7ACRES holding Canada’s number one premium flower brand position, number one in PAX vapes, and Top-5 in pre-rolled joints(2).

•	Combined pro forma market share estimated to be 23.3% of the premium flower segment in Ontario and 21.4% in British Columbia(3).

•

Adds premium brands to Canopy’s portfolio: The addition of Supreme Cannabis’ premium brands, 7ACRES and 7ACRES Craft Collective, complement Canopy’s current consumer offering and will strengthen Canopy’s brand portfolio, with both brands expected to continue to grow with further investment and expansion. Supreme Cannabis’ Blissco and Truverra brands also add breadth to Canopy’s market presence in both the recreational and medical markets.

•

Brings a premium, low-cost and scalable cultivation facility to Canopy’s production capabilities: Supreme Cannabis’ hybrid-greenhouse cultivation facility at Kincardine, Ontario has a demonstrated capability of consistently producing premium flower from sought-after strains at low cost with significant potential for scaling.

•

Secures an immediate attractive premium for Supreme Cannabis shareholders: The Transaction provides Supreme Cannabis shareholders with a premium per Supreme Cannabis Share of approximately 66% based on the closing prices of the Supreme Cannabis Shares and Canopy common shares on the TSX as of April 7, 2021.

•

Participation by Supreme Cannabis shareholders in the future of Canopy: The Supreme Cannabis shareholders will receive Canopy common shares pursuant to the Transaction and will have access to Canopy’s consumer insights, advanced R&D and innovation capabilities as well as the opportunity to participate in the future growth of the US market based on the Company’s conditional positioning for rapid market entry. Post-Transaction, Canopy’s industry-leading balance sheet and cash position of approximately $2.5 billion positions the company for further expansion and product development.

•

Opportunity to achieve potential cost synergies estimated at approximately $30mm within two-years: Canopy anticipates post-Transaction cost synergy opportunities across both cost of goods sold and sales, general and administrative expenses, as it optimizes and integrates Supreme’s operations and shared services.

“As we continue to expand our leading brand portfolio, we’re excited to reach more consumers through Supreme’s premium brands and high-quality products, further solidifying Canopy’s market leadership,” said David Klein, Chief Executive Officer of Canopy. “Supreme’s deep commitment to superior genetics, top-tier cultivation and strict quality control, paired with Canopy’s leading consumer insights, advanced R&D and innovation capabilities, is expected to create a powerful combination that aligns with our strategic focus to generate growth with premium quality products across key categories.”

“This transaction is a testament to the value created by all the teams at Supreme and will be beneficial to all of our stakeholders,” added Beena Goldenberg, President and CEO of Supreme Cannabis. “We have been successful at delivering great products that achieved strong customer loyalty, and operating at levels of efficiency that are industry-leading. We have also built a highly sought-after premium brand in 7ACRES. Combining Supreme Cannabis with Canopy – a Canadian market leader with exposure to the United States – presents a significant value creation opportunity for both companies. We look forward to working with Canopy to complete this transaction.”

Transaction Details

The Transaction will be effected by way of a court-approved plan of arrangement under the Canada Business Corporations Act, requiring the approval of at least two-thirds of the votes cast by the shareholders of Supreme Cannabis voting at a special meeting of shareholders to consider the Transaction expected to be held in June 2021. Canopy has entered into voting support agreements with certain of Supreme Cannabis’ directors and officers pursuant to which they have agreed, among other things, to vote their Supreme Cannabis Shares in favour of the Transaction.

In addition to shareholder and court approvals, the Transaction is subject to applicable regulatory approvals including, but not limited to, TSX approval and approval under the Competition Act (Canada) and the satisfaction of certain other closing conditions customary in transactions of this nature. The Arrangement Agreement includes customary provisions, including non-solicitation, “fiduciary out” and “right to match” provisions as well as a termination fee of $12.5 million payable by Supreme Cannabis to Canopy in certain specified circumstances.

Assuming timely receipt of all necessary court, shareholder, regulatory and other third-party approvals and the satisfaction of all other conditions, closing of the Transaction is expected to occur by end of June 2021.

A full description of the Transaction will be set forth in the management information circular of Supreme Cannabis (the “Circular”), which will be mailed to Supreme Cannabis shareholders and filed with the Canadian securities regulators on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.

Approvals and Recommendation

The Transaction was approved by the board of directors of each of Canopy and Supreme Cannabis, and Supreme Cannabis’ board of directors recommends that Supreme Cannabis shareholders vote in favour of the Transaction.

Each of BMO Capital Markets and Hyperion Capital provided the Supreme Cannabis Board of Directors with an opinion, dated April 7, 2021, to the effect that, as of the date of such opinion, the consideration payable pursuant to the Transaction is fair, from a financial point of view, to the Supreme Cannabis shareholders, in each case, based upon and subject to the respective assumptions, limitations, qualifications and other matters set forth in such opinions.

None of the securities to be issued pursuant to the Transaction have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and any securities issuable in the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Advisors and Counsel

Cassels Brock & Blackwell LLP is acting as strategic and legal advisor to Canopy.

BMO Capital Markets is acting as exclusive financial advisor to Supreme Cannabis and provided a fairness opinion to the Supreme Cannabis board of directors. Hyperion Capital Inc. provided an independent fairness opinion to the board of directors of Supreme Cannabis. Borden Ladner Gervais LLP is acting as legal counsel to Supreme Cannabis.

(1)

Source: Provincial Boards; Headset Note: This market share data differs from Canopy’s internal market share data provided during Canopy’s previous earnings calls due to different methodologies and time periods. Market share data represents 01-Oct-20 through latest available data: Provincial Board data for ON online, PEI, NS (27/28-Mar-21) and NB (17-Mar-21); and Headset data for ON retail (28-Feb-21) and AB, BC and SK (31-Mar-21).

(2)

Market share data represents 01-Oct-20 through latest available data: Provincial Board data for ON online, PEI, NS (27/28-Mar-21) and NB (17-Mar-21); and Headset data for ON retail (28-Feb-21) and AB, BC and SK (31-Mar-21).

(3)	Internal Canopy Growth management estimate.

About Canopy Growth

Canopy Growth (TSX:WEED, NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, we offer product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Our global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Through our award-winning Tweed and Tokyo Smoke banners, we reach our adult-use consumers and have built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional federally-permissible CBD products to the United States through our First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands. For more information visit www.canopygrowth.com.

About Supreme Cannabis

The Supreme Cannabis Company, Inc., (TSX: FIRE) (OTCQX: SPRWF) (FRA: 53S1), is a global diversified portfolio of distinct cannabis companies, products and brands. Since 2014, the Company has emerged as one of the world’s most premium producers of recreational, wholesale and medical cannabis products.

Supreme Cannabis’ portfolio of brands caters to diverse consumer and patient experiences, with brands and products that address recreational, wellness, medical and new consumer preferences. The Company’s recreational brand portfolio includes, 7ACRES, 7ACRES Craft Collective, Blissco, sugarleaf, and Hiway. Supreme Cannabis addresses national and international medical cannabis opportunities through its premium Truverra brand.

Supreme Cannabis’ brands are backed by a focused suite of world-class operating assets that serve key functions in the value chain, including, scaled cultivation, value-add processing, automated packaging and product testing and R&D. Follow the Company on Instagram, Twitter, Facebook, LinkedIn and YouTube.

We simply grow better.

Notice Regarding Forward-Looking Information

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Canopy, Supreme Cannabis or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements include statements with respect to the timing and outcome of the Arrangement, the anticipated benefits of the Transaction, the estimated potential synergies as a result of the Transaction, the anticipated timing of the Supreme Cannabis special meeting of shareholders and the closing of the Transaction, the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement, including receipt of all regulatory approvals. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including assumptions as to the time required to prepare and mail meeting materials to Supreme Cannabis shareholders; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Transaction; the prompt and effective integration of Canopy’s and Supreme’s businesses and the ability to achieve the anticipated synergies contemplated by the Transaction; inherent uncertainty associated with financial or other projections; risks related to the value of the Canopy common shares to be issued pursuant to the Transaction; the diversion of management time on Transaction-related issues; expectations regarding future investment, growth and expansion of Canopy’s and Supreme’s operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of the Covid-19 pandemic; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy filed with Canadian securities regulators and available under Canopy’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including Canopy’s annual report on Form 10-K for the year ended March 31, 2020, as amended, and in the public filings of Supreme Cannabis filed with Canadian securities regulators and available under Supreme Cannabis’ profile on SEDAR at www.sedar.com, including Supreme Cannabis’ annual information form for the year ended June 30, 2020.

In respect of the forward-looking statements and information concerning the anticipated benefits and completion of the Transaction and the anticipated timing for completion of the Transaction, Canopy and Supreme Cannabis have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although Canopy and Supreme Cannabis believe that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Canopy and Supreme Cannabis have attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Canopy and Supreme Cannabis do not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

More Information

Canopy Growth Corporation

Media Contact: Niklaus Schwenker Director, Communications Niklaus.schwenker@canopygrowth.com	Investor Contacts: Judy Hong Vice President, Investor Relations Judy.Hong@canopygrowth.com	Tyler Burns Director, Investor Relations Tyler.Burns@canopygrowth.com

The Supreme Cannabis Company, Inc.

Craig MacPhail Investor Relations ir@supreme.ca Phone: 416-466-6265	Kingsdale Advisors contactus@kindsdaleadvisors.com Toll-free: 1-877-659-1819 Collect (Outside North America): 1-416-867-2272